Exhibit 99.40

MBNA MASTER CREDIT CARD TRUST II

SERIES 1999-A

KEY PERFORMANCE FACTORS
July 31, 1999



Expected B Maturity 2/17/2004


Blended Coupon 5.4370%


Excess Protection Level
3 Month Average   6.21%
July, 1999   5.96%
June, 1999   5.11%
May, 1999   7.55%


Cash Yield18.70%


Investor Charge Offs 4.97%


Base Rate 7.77%


Over 30 Day Delinquency 4.84%


Seller's Interest 9.75%


Total Payment Rate14.54%


Total Principal Balance$45,698,903,036.29


 Investor Participation Amount$500,000,000.00


Seller Participation Amount$4,456,383,517.80